SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                               September 30, 2002
--------------------------------------------------------------------------------
                        (Date of earliest event reported)


                               WVS Financial Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Pennsylvania                            0-22444                    25-1710500
--------------------------------------------------------------------------------
(State or other                  (Commission File Number)        (IRS Employer
jurisdiction of incorporation)                               Identification No.)


9001 Perry Highway, Pittsburgh, Pennsylvania                          15237
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(Address of principal executive offices)                            (Zip Code)



                                 (412) 364-1913
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              (Registrant's telephone number, including area code)



                                 Not Applicable
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)


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


Item 5. Other Events
        ------------

     On September 30, 2002, WVS Financial Corp. (the "Registrant") filed its Annual Report on Form 10-K for the year ended June 30, 2002. Included as Exhibits 99.1 and 99.2 to this report are certifications of the Chief Executive Officer and the Chief Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350).


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are filed with this report:


       Exhibit Number               Description
       --------------               -----------

           99.1 Certification of the Chief Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

           99.2 Certification of the Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    WVS FINANCIAL CORP.


Dated:  October 3, 2002                             By:  /s/ David J. Bursic
                                                         -----------------------
                                                         David J. Bursic
                                                         President and
                                                         Chief Executive Officer


                                Page 3 of 5 Pages